Exhibit 10.2g


INTERNAL REVENUE SERVICE                             DEPARTMENT OF THE TREASURY
DISTRICT DIRECTOR
G.P.O. BOX 1680
BROOKLYN, NY 11202
                                               Employer Identification Number:
Date: MAR 2 1995                                   04-2297459
                                               File Folder Number:
                                                   023000079
TYCO INTERNATIONAL LTD                         Person to Contact:
ONE TYCO PARK                                      CYNTHIA GAMBLE
EXETER, NH 03833                               Contact Telephone Number:
                                                   (516) 683-5393
                                               Plan Name:  MUELLER CLEVELAND
                                                HOURLY RETIREMENT SAVINGS AND
                                                INVESTMENT PLAN
                                               Plan Number: 026

Dear Applicant:

    We have made a favorable determination on your plan, identified above, based on the information supplied. Please keep this letter in your permanent records.

    Continued qualification of the plan under its present form will depend on its effect in operation. (See section 1.401-1(b)(3) of the Income Tax Regulations.) We will review the status of the plan in operation periodically.

     The enclosed document explains the significance of this favorable determination letter, points out some features that may affect the qualified status of your employee retirement plan, and provides information on the reporting requirements for your plan. It also describes some events that automatically nullify it. It is very important that you read the publication.

    This letter relates only to the status of your plan under the Internal Revenue Code. It is not a determination regarding the effect of other federal or local statutes.

    This determination letter is applicable for the amendments(s) adopted on 08-14-92.

    This determination letter is also applicable for the amendment(s) adopted on 12-16-93 & 11-15-94.

    This determination letter is applicable for the plan adopted on 1-3-91.

    This plan satisfies the minimum coverage and nondiscrimination requirements of sections 410(b) and 401(a)(4) of the Code because the plan benefits highly compensated employees. This letter may not be relied on with respect to the aforementioned requirements of the Code for any plan year in which the plan benefits any highly compensated employees.

    We have sent a copy of this letter to your representative as indicated in the power of attorney.


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                                    -2-

TYCO INTERNATIONAL LTD

    If you have questions concerning this matter, please contact the person whose name and telephone number are shown above.

                                        Sincerely yours,


                                        /s/ Herbert J. Huff
                                        Herbert J. Huff
                                        District Director

Enclosures:
Publication 794
Reporting & Disclosure Guide
  for Employee Benefit Plans